UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 12, 2024

ConnectM Technology Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-41389 (Commission File Number)	87-2898342 (I.R.S. Employer Identification Number)

2 Mount Royal Avenue, Suite 550 Marlborough, Massachusetts (Address of principal executive offices)	01752 (Zip code)

617-395-1333
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CNTM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 12, 2024, ConnectM Technology Solutions, Inc., a Delaware corporation (f/k/a Monterey Capital Acquisition Corporation, “ConnectM,” the “Company,” “we,” “us” or “our”), consummated its previously announced business combination pursuant to that certain Agreement and Plan of Merger, dated December 31, 2022 (as amended, the “Merger Agreement”), by and among the Company, Chronos Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and ConnectM Operations, Inc. (f/k/a ConnectM Technology Solutions Inc., “Legacy ConnectM”), following the approval at a special meeting of the stockholders of the Company held on July 10, 2024 (the “Special Meeting”). Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Legacy ConnectM, with Legacy ConnectM surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). On the Closing Date, the Company changed its name from “Monterey Capital Acquisition Corporation” to “ConnectM Technology Solutions, Inc.”

On July 18, 2024, ConnectM filed a Current Report on Form 8-K under Items 1.01, 1.02, 2.01, 3.01, 3.03, 5.01, 5.02, 5.03, 5.05, 5.06 and 9.01 of the Current Report on Form 8-K, to report the consummation of the Business Combination and related matters (together, the “Original Report”). This Current Report on Form 8-K/A is being filed to amend the Original Report to provide (x) certain historical unaudited financial information of Legacy ConnectM as of June 30, 2024 and June 30, 2023 and for the six months ended June 30, 2024 and June 30, 2023 under Item 9.01(a) of the Current Report on Form 8-K and (y) management’s discussion and analysis of financial condition and results of operations of Legacy ConnectM as of and for the six months ended June 30, 2024 and June 30, 2023.

Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Original Report.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The (a) Condensed Consolidated Balance Sheets as of June 30, 2024 (unaudited) and December 31, 2023 (audited), (b) Condensed Consolidated Statements of Operations and Comprehensive Loss for the six months ended June 30, 2024 and 2023 (unaudited), (c) Condensed Consolidated Statements of Changes in Stockholders’ Deficit for the six months ended June 30, 2024 and 2023 (unaudited) and (d) Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2024 and 2023 (unaudited) of Legacy ConnectM are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Exhibit Number	Description
99.1	Condensed Consolidated Balance Sheets as of June 30, 2024 (unaudited) and December 31, 2023 (audited), Condensed Consolidated Statements of Operations and Comprehensive Loss for the six months ended June 30, 2024 and 2023 (unaudited), Condensed Consolidated Statements of Changes in Stockholders’ Deficit for the six months ended June 30, 2024 and 2023 (unaudited) and Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2024 and 2023 (unaudited) of Legacy ConnectM
99.2	Management’s discussion and analysis of financial condition and results of operations of Legacy ConnectM as of and for the six months ended June 30, 2024 and June 30, 2023
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 14, 2024

CONNECTM TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Bhaskar Panigrahi
Name:	Bhaskar Panigrahi
Title:	Chief Executive Officer